SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                         ------------------------------



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of report (Date of earliest event reported) October 22, 1998



                            FIRST UNITED CORPORATION
               (Exact name of Registrant as specified in Charter)



         Maryland                         0-14237                        52-1380770
(State or other Jurisdiction     (Commission File Number)     (IRS Employer Identification
     of incorporation)                                                       No.)

                    19 South Second Street, Oakland, MD 21550
                (Address of Principal Executive Offices/Zip Code)



       Registrant's telephone number, including area code: (301) 334-9471




                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)










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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.

         On October 21, 1998, First United Corporation announced its intention to acquire the Gonder Insurance Agency, a full line independent insurance agency with principal offices in Oakland, Maryland. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FIRST UNITED CORPORATION



Date: October 22, 1998                      By: /s/ William B. Grant
                                                William B. Grant
                                                Chairman of the Board and CEO



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                                  EXHIBIT INDEX



Exhibit
Number   Description of Exhibit

99.1     Press Release





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